UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2007

UNIVERSAL COMPRESSION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15843 (Commission File Number)	13-3989167 (IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas (Address of principal executive offices)	77041 (Zip Code)
Registrant’s telephone number, including area code: (713) 335-7000
N/A
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 8, 2007, the compensation committee of the board of directors of Universal Compression Holdings, Inc. (the “Company”) granted awards under the Company’s retention bonus plan to the following named executive officers in the amounts set forth below:

Named Executive Officer	Amount of Retention Bonus Award
J. Michael Anderson	$160,000
D. Bradley Childers	$160,000
Kirk E. Townsend	$125,000
     Subject to the terms of the retention bonus plan, which the Company’s board of directors adopted on April 13, 2007, these amounts are payable upon the later of (i) six months after the closing date of the Company’s proposed merger with Hanover Compressor Company or (ii) April 30, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION HOLDINGS, INC.
Date: May 11, 2007	By:	/s/ J. Michael Anderson
J. Michael Anderson
Senior Vice President and Chief Financial Officer